UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2022

ANAPLAN, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38698	27-0897861
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

50 Hawthorne Street San Francisco, California	94105
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 742-8199

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading symbol(s))	(Name of each exchange on which registered)
Common Stock, $0.0001 par value	PLAN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 6, 2022, Anaplan, Inc., a Delaware corporation (the “Company” or “Anaplan”), entered into an Amendment to the Agreement and Plan of Merger (the “Amendment”) with Alpine Parent, LLC, a Delaware limited liability company (“Parent”), and Alpine Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), amending that certain Agreement and Plan of Merger (the “Original Merger Agreement”, and as amended by the Amendment, the “Merger Agreement”), by and among the Company, Parent and Merger Sub, which provides for, subject to the terms and conditions set forth in the Merger Agreement, the merger of Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. Parent and Merger Sub are affiliates of the private equity firm Thoma Bravo, L.P. (“Thoma Bravo”). The Merger Agreement and the transactions contemplated thereby, including the Merger, were approved unanimously by the Company’s Board of Directors (the “Anaplan Board”). Capitalized terms not otherwise defined herein have the meaning set forth in the Merger Agreement.

The Amendment provides that the Merger Consideration payable in the Merger is reduced from $66.00 per share of Anaplan common stock, par value $0.0001 per share (the “Anaplan Common Stock”) to $63.75 per share of Anaplan Common Stock.

The Amendment also amended the conditions precedent to the obligations of Parent and Merger Sub to consummate the closing to eliminate Parent’s and Merger Sub’s rights to refuse to close the Merger: (i) in the event of the occurrence of a material adverse effect other than in a case where the relevant event causing the material adverse effect occurs after the date of the Amendment; and (ii) in the event the Company does not perform its covenants and agreements under the Merger Agreement other than in the case of a willful breach of a covenant or agreement that is material with respect to the Transactions, taken as a whole. In addition, Parent and Merger Sub unconditionally and irrevocably waived (i) all of the conditions to closing in the Merger Agreement with respect to the Company’s representations and warranties and (ii) any actions taken, or failure to take action, of the Company prior to the date of the Amendment, whether known or unknown, including any claims with respect to the Disputed Matters (as defined below).

Parent and Merger Sub also agreed to increase the size of the Parent Termination Fee from $586,245,000 to $1,000,000,000.

The foregoing descriptions of the Amendment and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Amendment, a copy of which is attached hereto as Exhibit 2.1, and the full text of the Original Merger Agreement, a copy of which is attached as Exhibit 2.1 to the Company’s Form 8-K, filed with the SEC on March 21, 2022, and the terms of which are incorporated herein by reference.

Item 8.01.	Other Events

Press Release and Related Matters

On June 6, 2022, the Company issued a press release announcing the execution of the Amendment. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference in this Item 8.01.

Thoma Bravo and Anaplan agreed to amend the terms of the Original Merger Agreement to resolve a disagreement between the parties regarding Anaplan’s compliance with certain terms of the Original Merger Agreement was entered into (the “Disputed Matters”). Thoma Bravo asserted that these matters could have resulted in certain closing conditions not being satisfied. Anaplan’s position is that it acted at all times in good faith in compliance with the Original Merger Agreement and that Thoma Bravo remained at all times obligated to close the Original Merger Agreement according to its terms. The Board of Directors of Anaplan (the “Anaplan Board”) carefully evaluated the risks and potential harms that could arise to Anaplan and its stockholders if Thoma Bravo refused to close the Merger as a result of the Disputed Matters, including the risk of prolonged litigation and the uncertainty as to the outcome. Among other things, the Anaplan Board noted that even if Anaplan prevailed in litigation with respect to the Disputed Matters, such litigation could result in considerable costs and risks to Anaplan and its stockholders, including requiring considerable time and expense, the risk of diversion of management attention, the risk of potential harm to the ongoing business of Anaplan and damage to its relationships with customers, vendors, business partners and employees. The Anaplan Board further considered the current financial market conditions and the unlikelihood of consummating a similar transaction with an alternative bidder at a price comparable to or greater than the $66.00 per share purchase price specified in the Original Merger Agreement in light of recent significant declines in the trading prices of technology company stocks, including those of other cloud-based software companies. As a result, the Anaplan Board determined that it would be in the best interests of Anaplan and its stockholders to agree to a modest reduction in the purchase price to avoid the risk and uncertainty of litigation, enhance certainty of closing and allow for an expeditious close with limited delay from the initial target closing date. Following the Board’s determination, representatives of Anaplan negotiated and prepared the Amendment, which provides for a reduction in the purchase price from $66.00 per share of Anaplan Common Stock to $63.75 per share and the other material changes to the Original Merger Agreement summarized in Item 1.01 above.

Anaplan will file a supplement to the definitive proxy statement with the Securities and Exchange Commission (the “SEC”), which will contain additional important information as soon as reasonably practicable and mail the supplement to its stockholders of record who are entitled to vote at the special meeting of the Anaplan stockholders (the “Special Meeting”) to consider and vote on the Merger, which was originally scheduled to be held virtually on June 9, 2022, at 8:00 a.m. Pacific time. The Special Meeting will be adjourned until a later date to allow stockholders sufficient time to review the supplement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Amendment to the Agreement and Plan of Merger, dated June 6, 2022, by and among Anaplan, Inc., Alpine Parent, LLC and Alpine Merger Sub, Inc.

99.1	Press Release, dated June 6, 2022, issued by the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

Important Additional Information and Where to Find It

In connection with the Merger, the Company has filed with the SEC a definitive proxy statement on Schedule 14A, and will file additional relevant materials with the SEC, including a supplement to disclose the above-referenced matters with respect to the Amendment. Promptly after filing its definitive proxy statement with the SEC, the Company mailed the proxy materials to each stockholder entitled to vote at the Special Meeting relating to the Merger, and the Company will further mail the supplement to disclose the above-referenced matters with respect to the Amendment to each stockholder entitled to vote at the Special Meeting. This communication is not a substitute for the definitive proxy statement, the supplement or any other document that Company may file with the SEC or send to its stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THESE MATERIALS (INCLUDING ANY FURTHER AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE MERGER. The definitive proxy statement and other relevant materials in connection with the Merger (when they become available), and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (http://www.sec.gov) or at the Company’s website (https://investors.anaplan.com) or by writing to the Company’s Secretary at 50 Hawthorne Street, San Francisco, California 94105.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders with respect to the Merger. Information about the Company’s directors and executive officers and their ownership of Company common stock is set forth in the Annual Report on Form 10-K for the fiscal year ended January 31, 2022 filed with the SEC on March 23, 2022, as amended by Amendment No. 1 on Form 10-K/A, filed with the SEC on May 27, 2022. Information regarding the identity of the potential participants, and their direct or indirect interests in the Merger, by security holdings or otherwise, are set forth in the definitive proxy statement, will be set forth as revised in the supplement to disclose the above-referenced matters with respect to the Amendment, and may be set forth other materials to be filed with the SEC in connection with the Merger. To the extent the Company’s directors and executive officers or their holdings of Company securities have changed from the amounts disclosed in those filings, to the Company’s knowledge, such changes have been or will be reflected on statements of change in ownership on Form 4 on file with the SEC.

Forward-Looking Statements

All of the statements in this Current Report on Form 8-K, other than historical facts, are forward-looking statements made in reliance upon the safe harbor of the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements made concerning the Company’s expectations with regard to the timing of the closing of the Merger, the adjournment and timing of the Special Meeting, and the filing and mailing of a supplement to the Company’s definitive proxy statement to disclose the above-referenced matters with respect to the Amendment. As a general matter, forward-looking statements are those focused upon anticipated events or trends, expectations, and beliefs relating to matters that are not historical in nature. Such forward-looking statements are subject to uncertainties and factors relating to the Company’s operations and business environment, all of which are difficult to predict and many of which are beyond the control of the Company. Among others, the following uncertainties and other factors could cause actual results to differ from those set forth in the forward-looking statements: (i) the risk that the Merger may not be consummated in a timely manner, if at all; (ii) the risk that the Company’s stockholders do not approve the Merger, (iii) the risk that the Merger may not be consummated as a result of Parent’s failure to comply with its covenants and that, in certain circumstances, the Company may not be entitled to a termination fee; (iv) the risk that the definitive Merger Agreement may be terminated in circumstances that require the Company to pay a termination fee; (v) risks related to the diversion of management’s attention from the Company’s ongoing business operations; (vi) risks regarding the failure of Parent to obtain the necessary financing to complete the Merger; (vii) the effect of the announcement of the Merger on the Company’s business relationships (including, without limitation, customers and venues), operating results and business generally; (viii) legal proceedings, judgments or settlements, including those that have been and may be instituted against the Company, the Company’s board of directors and executive officers and others, as with respect to the proposed Merger; and (ix) risks related to obtaining the requisite consents to the Merger, including, without limitation, the timing (including possible delays) and receipt of regulatory approvals from governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval. Further risks that could cause actual results to differ materially from those matters expressed in or implied by such forward-looking statements are described in the Company’s SEC reports, including but not limited to the risks described in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended April 30, 2022 filed on June 2, 2022. The Company assumes no obligation and does not intend to update these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAPLAN, INC.

DATE: June 6, 2022	By:	/s/ Gary Spiegel
	Name:	Gary Spiegel
	Title:	General Counsel and Senior Vice President